UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2022 (January 6, 2022)

REVELATION BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39603	84-3898466
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4660 LaJolla Village Drive, Suite 100, San Diego, CA 92122

(Address of Principal Executive Offices) (Zip Code)

(650) 800-3717

(Registrant’s Telephone Number, Including Area Code)

PETRA ACQUISITION, INC.

(Former Name or Former Address, if Changed Since Last Report)

5 West 21st Street New York, NY 10010

(Former Address of Principal Executive Offices) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	REVBU	The Nasdaq Stock Market LLC
Common stock, par value $0.001 per share	REVB	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for a share of common stock at an exercise price of $11.50 per share	REVBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting (as defined below), the stockholders of Revelation Biosciences, Inc. (formerly Petra Acquisition, Inc.) (the “Company”) voted and approved, among other things, the Charter Amendment Proposal, which is described in greater detail in the Proxy Statement/Prospectus in the section titled “Proposal No. 3 – The Charter Amendment Proposal” beginning on page 125. In connection with the consummation of the transactions approved at the Special Meeting, the Company changed its name to “Revelation Biosciences, Inc.” and adopted an amended and restated certificate of incorporation (the “Restated Charter”), which became effective upon filing with the Secretary of State of the State of Delaware on January 10, 2022.

 The description of the Restated Charter and the general effect of the Restated Charter upon the rights of the holders of Common Stock is included in the Proxy Statement/Prospectus in the sections titled “Proposal No. 3 – The Charter Amendment Proposal” beginning on page 125, “Description of New Revelation’s Securities after the Business Combination” beginning on page 221, and “Comparison of Corporate Governance and Stockholder Rights,” beginning on page 231, which are incorporated herein by reference.

Upon the Closing of the Transactions, the Company adopted amended and restated bylaws (the “Restated Bylaws”) to be consistent with the Restated Charter and to make certain other changes that the Board deemed appropriate for a public operating company.

The summaries described herein are qualified in their entirety by reference to the text of the Restated Charter and the Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On January 6, 2022, the Company held a special meeting (the “Special Meeting”) of the stockholders of the Company virtually via live webcast at https://www.cstproxy.com/petraacquisition/2022, at which holders of 4,884,137 shares of common stock were present in person or by proxy, representing 74.53% of the voting power of the shares of the Company’s common stock as of December 16, 2021, the record date for the Special Meeting (stockholders of record as of the close of business on the record date are referred to herein as “Stockholders”). Each of the proposals listed below is described in more detail in the Company’s definitive proxy statement/prospectus filed with the United States Securities and Exchange Commission on December 17, 2021 (the “Proxy Statement”). A summary of the voting results at the Special Meeting for each of the proposals is set forth below:

Proposal No. 1: The Stockholders approved and adopted Agreement and Plan of Merger, dated as of August 29, 2021 (the “Merger Agreement”), by and among Petra Acquisition, Inc., Petra Acquisition Merger, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Petra Acquisition, Inc., and Revelation Biosciences, Inc., a Delaware corporation, and the transactions contemplated thereby, which will ultimately result in the acquired company becoming a wholly-owned direct subsidiary of the Company. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
4,773,067	111,070	0	N/A

Proposal No. 2: The Stockholders approved a proposal to approve, for purposes of complying with the applicable provisions of Nasdaq Rules 5635(a), (b) and (d), the issuance of more than 20% of the issued and outstanding shares of the Company’s common stock in connection with the transactions contemplated by the Business Combination Agreement, and the potential change of control in connection with the Business Combination. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
4,767,617	111,070	5,450	N/A

Proposal No. 3: The Stockholders approved amendments to the Company’s Third Amended and Restated Certificate of Incorporation, which are reflected in the proposed Third Amended and Restated Certificate of Incorporation of Petra Acquisition, Inc. (the “Proposed Charter”) (which, if approved, would take effect upon consummation of the Business Combination) the full text of which is attached to the Proxy Statement as Annex B. The voting results for this proposal were as follows:

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For	Against	Abstain	Broker Non-Votes
4,772,062	111,070	1,005	N/A

The stockholders approved the advisory proposals below

Proposal No. 4A: The Stockholders approved an advisory proposal to change the corporate name to Revelation Biosciences, Inc:

For	Against	Abstain	Broker Non-Votes
4,773,067	111,070	0	N/A

Proposal No. 4B: The Stockholders approved an advisory proposal to increase the authorized capital stock from 101,000,000 and the number of authorized shares of preferred stock from 1,000,000 to 5,000,000 :

For	Against	Abstain	Broker Non-Votes
4,767,209	111,478	5,450	N/A

Proposal No. 4C: The Stockholders approved an advisory proposal to eliminate the stockholders’ right to act by written consent in lieu of a stockholder meeting:

For	Against	Abstain	Broker Non-Votes
4,767,617	111,070	5,450	N/A

Proposal No. 4D: The Stockholders approved an advisory proposal to remove from the charter related to the Company’s former status as a blank check company

For	Against	Abstain	Broker Non-Votes
4,773,067	111,070	0	N/A

Proposal No. 5: The Stockholders approved the election of the five directors named in the Proxy Statement to serve, effective upon the closing of the Business Combination, staggered terms on the Board until the 2022, 2023 and 2024 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified:

For	Against	Abstain	Broker Non-Votes
4,773,067	111,070	0	N/A

Proposal No. 6: The Stockholders approved the 2021 Equity Incentive Plan attached as Exhibit C to the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
4,767,617	111,070	5,450	N/A

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form S-4 filed on December 13, 2021)
3.2	Amended and Restated Bylaws Incorporation (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form S-4 filed on December 7, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2022

REVELATION BIOSCIENCES, INC.

By:	/s/ Chester S. Zygmont, III
Name:	Chester S. Zygmont, III
Title:	Chief Financial Officer

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